Exhibit (i)

BELL, BOYD & LLOYD LLC                    THREE FIRST NATIONAL PLAZA
                                          70 WEST MADISON STREET, SUITE 3300
                                          CHICAGO, ILLINOIS 60602-4207
                                          312 372-1121  FAX 312 372-2098

                                          OFFICES IN CHICAGO
                                          AND WASHINGTON, D.C.


                                 April 30, 2003



Harris Insight Funds Trust
3200 Horizon Drive
King of Prussia, PA  19406

Ladies and Gentlemen:

     We have acted as counsel for Harris Insight Funds Trust (the "Trust") in connection with the registration under the Securities Act of 1933 (the "Act") of an indefinite number of:

     o Class A shares of beneficial interest (the "Class A Shares"), Class B shares of beneficial interest (the "Class B Shares"), Class N shares of beneficial interest (the "Class N Shares") and Institutional shares of beneficial interest (the "Institutional Shares") of each of the following series of the Trust:

             Harris Insight Equity Fund
             Harris Insight Equity Income Fund
             Harris Insight Growth Fund
             Harris Insight Small-Cap Opportunity Fund
             Harris Insight Small-Cap Value Fund
             Harris Insight Balanced Fund
             Harris Insight Bond Fund
             Harris Insight Tax-Exempt Bond Fund
             Harris Insight Intermediate Government Bond Fund Harris Insight Intermediate Tax-Exempt Bond Fund Harris Insight Short/Intermediate Bond Fund Harris Insight High Yield Select Bond Fund

     o Class B, Class N and Institutional Shares of the following series of the Trust:

             Harris Insight Index Fund

     o Class A Shares, Class N Shares and Institutional Shares of each of the following series of the Trust:

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             Harris Insight International Fund
             Harris Insight Emerging Markets Fund

     o Class N Shares, Institutional Shares and the Service class of shares of beneficial interest ("Service Shares") of each of the following series of the Trust:

             Harris Insight Tax-Exempt Money Market Fund
             Harris Insight Government Money Market Fund

     o    Institutional Shares of each of the following series of the Trust:

             Harris Insight Small-Cap Aggressive Growth Fund
             High Yield Bond Fund

     o Class B Shares, Class N Shares, Institutional Shares, Service Shares and the Exchange class of shares of beneficial interest ("Exchange Shares") of the following series of the Trust:

             Harris Insight Money Market Fund

in the Trust's registration statement no. 33-64915 on Form N-1A, as amended by post-effective amendment no. 33 thereto (the "Registration Statement").

     As counsel for the Trust, we consent to the incorporation by reference of our opinion for the Class A Shares, Class N Shares and Institutional Shares dated April 27, 2001, filed with the Trust's registration statement on Form N-1A on May 1, 2001, our opinion for the Exchange Shares dated May 30, 2001, filed with the Trust's registration statement on Form N-1A on June 1, 2001; our opinion for the B Shares dated August 14, 2001, filed with the Trust's registration statement on Form N-1A on August 14, 2001; our opinion for the Service Shares dated April 5, 2002, filed with the Trust's registration statement on Form N-1A on April 5, 2002; our opinion for the Institutional Shares of High Yield Bond Fund dated September 10, 2002, filed with the Trust's registration statement on Form N-1A on September 10, 2002; and our opinion for the A Shares, B Shares, Institutional Shares and N Shares of High Yield Select Bond Fund dated December 19, 2002, filed with the Trust's registration statement on Form N-1A on December 20, 2002.

     In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.



                             Very truly yours,

                             BELL, BOYD & LLOYD LLC


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